UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 23, 2021

CLEANSPARK, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 S. 1800 West, Suite 3

Woods Cross, Utah 84087

(Address of Principal Executive Offices)

(702) 941-8047

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 23, 2021, CleanSpark, Inc., a Nevada corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Solar Watt Solutions, Inc., a California corporation (“SWS”), the Company, CLSK SWS Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and the owners of SWS (collectively, the “Sellers”) (the “Merger”). The Merger closed on February 24, 2021.

At the closing, Merger Sub merged with and into SWS, and SWS survived the Merger, continuing its existence as a wholly-owned subsidiary of the Company. In exchange, at closing, the Company issued (i) 477,703 shares of restricted common stock, par value $0.001 per share of the Company (the “Shares”), valued at $15,640,000 based on the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the date of the Merger Agreement or $32.74 per share, to Sellers, of which: (a) 167,685 Shares valued at $5,490,000 would be fully earned on closing, and (b) an additional 310,018 Shares (the “Holdback Shares”) valued at $10,150,000 being issued to escrow and subject to holdback pending Sellers’ satisfaction of certain future milestones (collectively, the “Stock Merger Consideration”), with all such Holdback Shares subject to a lock up of no less than 180 days and a leak out of no more than 10% of average daily trading value of the prior 30 days for a period of 36 months following the closing, and (ii) up to $3,850,000 in cash (the “Cash Merger Consideration” and together with the Stock Merger Consideration, the “Merger Consideration”) was remitted to the Sellers, of which: (c) $1,350,000 was remitted to Sellers on a pro rata basis at closing, less payment of $500,000 in Sellers’ debt at closing, (d) $200,000 in cash was held back by the Company for a period of nine months to satisfy potential damages from indemnification claims and any amounts owed pursuant to post-closing adjustments, (e) an additional $100,000 in cash was held back by the Company for a period of 90 days to satisfy any amounts owed pursuant to post-closing adjustments, and (f) up to $2,500,000 in cash was held back by the Company pending the Sellers’ satisfaction of certain future milestones.

The Merger Consideration is subject to downward adjustment based on post-closing adjustments to closing cash, indebtedness, and transaction expenses of SWS within 90 days of closing.

The Merger Agreement contains standard representations, warranties, covenants, indemnification and other terms customary in similar transactions.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the Shares of the Company’s common stock in connection with the Merger is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Section 4(a)(2) and/or Regulation D of the Act.

Item 7.01	Regulation FD Disclosure.

On February 24, 2021, the Company issued a press release announcing the consummation of the Merger and the transactions contemplated thereby. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished with this Current Report on Form 8-K (“Current Report”).

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The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements regarding the Merger Agreement, the Merger, business strategy, and plans are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, operating results, business strategy, short-term and long-term business operations and objectives. These forward- looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1 †	Agreement and Plan of Merger, dated as of February 23, 2021, by and among CleanSpark, Inc., CLSK SWS Merger Sub, Inc., Solar Watt Solutions, Inc., and the Sellers.
99.1	Press Release, dated as of February 24, 2021.

† Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: February 24, 2021	By:	/s/ Zachary K. Bradford
Zachary K. Bradford
Chief Executive Officer and President

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